UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                      1934

       Date of Report (Date of earliest event reported): January 31, 2005

                             DOLLAR FINANCIAL CORP.
             (Exact Name of Registrant as Specified in Its Charter)

            Delaware                  000-50866                 23-2636866
 (State or Other Jurisdiction        (Commission              (IRS Employer
       of Incorporation)             File Number)          Identification No.)

              1436 Lancaster Avenue
               Berwyn, Pennsylvania                             19312-1288
     (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's Telephone Number, including area code: (610) 296-3400

                          DOLLAR FINANCIAL GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

            New York                  333-18221                  13-2997911
  (State or Other Jurisdiction        (Commission              (IRS Employer
        of Incorporation)             File Number)           Identification No.)

            1436 Lancaster Avenue
             Berwyn, Pennsylvania                                19312-1288
   (Address of Principal Executive Offices)                      (Zip Code)

       Registrant's Telephone Number, including area code: (610) 296-3400

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

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      |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)
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      |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
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

                                Explanatory Note

      This Current Report on Form 8-K is filed by Dollar Financial Corp., a Delaware corporation ("Corp"), pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and by Corp's wholly-owned subsidiary, Dollar Financial Group, Inc., a New York corporation ("Group" and, together with Corp, the "Registrants") pursuant to Section 15(d) of the Exchange Act.

Item 2.01. Completion of Acquisition or Disposition of Assets

      On January 31, 2005, the Registrants, through a wholly-owned subsidiary of Group, acquired substantially all of the assets of Alexandria Financial Services, LLC, Alexandria Acquisition, LLC, American Check Cashers of Lafayette, LLC, ACC of Lake Charles, LLC and Southern Financial Services, LLC (collectively, "American"). Assets acquired included, among others, real property leases, inventory, accounts and notes receivable and intellectual property. The initial purchase price was $9.9 million in cash. An additional $2.4 million is payable to the sellers in the event that American achieves specified targets in the year ending January 31, 2006. In determining the purchase price, the Registrants considered, among other factors, comparable transactions and valuations and the expected contribution to its earnings. The acquisition will result in the addition of 24 company-owned stores located in the State of Louisiana to the Registrants' store network.

      The Asset Purchase Agreement relating to the transaction is filed as
Exhibit 99.1 to this Form 8-K and is incorporated herein by this reference. A copy of the press release announcing the transaction is furnished as Exhibit
99.2 to this Form 8-K.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On February 2, 2005, Jonathan Seiffer was elected to the board of directors of Group. Mr. Seiffer has also served as a member of the board of directors of Corp. since October 2001.

      Mr. Seiffer is a partner of Leonard Green & Partners, L.P. Under an amended and restated management services agreement among Leonard Green & Partners L.P. and the Registrants, the Registrants agreed to pay Leonard Green & Partners, L.P. an annual fee equal to $1.0 million for ongoing management, consulting and financial planning services, as well as reimbursement for any out of pocket expenses incurred. On February 2, 2005, the parties terminated the agreement effective upon the closing of the initial public offering of Corp's common stock because they believe it is appropriate as a public company to minimize related party transactions. In connection with this termination, Corp paid Leonard Green & Partners, L.P. accrued fees and a termination fee of $2.5 million.

Item 9.01. Financial Statements and Exhibits.

(a)   Financial Statements of Businesses Acquired

(b)   Pro Forma Financial Statements


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

(c)   Exhibits.

      Exhibit No.                               Description
      ------------      --------------------------------------------------------

      Exhibit 99.1 Asset Purchase Agreement, dated as of January 31, 2005, by and among Southern Financial Services, LLC, Alexandria Financial Services, LLC, Alexandria Acquisition, LLC, American Check Cashers of Lafayette, LLC, American Check Cashers of Lake Charles, the individual members specified therein, Check Mart of Louisiana, Inc. and Dollar Financial Group, Inc.

      Exhibit 99.2 Press release dated February 1, 2005, issued by Dollar Financial Corp.

      Exhibit 99.3      Financial Statements of Business Acquired

      Exhibit 99.4      Pro Forma Financial Statements


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                                   SIGNATURES

      Pursuant to the requirements of Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DOLLAR FINANCIAL CORP.
                                            (Registrant)

Date: April 18, 2005                        By:     /s/ Randy Underwood
                                                --------------------------------
                                             Randy Underwood
                                             Executive Vice President and Chief
                                             Financial Officer


                                            DOLLAR FINANCIAL GROUP, INC.
                                            (Registrant)

Date: April 18, 2005                        By:      /s/ Randy Underwood
                                                --------------------------------
                                             Randy Underwood
                                             Executive Vice President and Chief
                                             Financial Officer


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

                                INDEX TO EXHIBITS

Exhibit No.                              Description
------------      --------------------------------------------------------------

Exhibit 99.1 Asset Purchase Agreement, dated as of January 31, 2005, by and among Southern Financial Services, LLC, Alexandria Financial Services, LLC, Alexandria Acquisition, LLC, American Check Cashers of Lafayette, LLC, American Check Cashers of Lake Charles, the individual members specified therein, Check Mart of Louisiana, Inc. and Dollar Financial Group, Inc.

Exhibit 99.2 Press release dated February 1, 2005, issued by Dollar Financial Corp.

Exhibit 99.3      Financial Statements of Business Acquired

Exhibit 99.4      Pro Forma Financial Statements


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